UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): April 4, 2005

                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)




       Delaware                        0-21174                    04-2977748
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)


            Avid Technology Park, One Park West, Tewksbury, MA     01876
                  (Address of Principal Executive Offices)       (zip code)


       Registrant's telephone number, including area code: (978) 640-6789


          (Former Name or Former Address, if Changed Since Last Report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ /  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

/ /  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On April 4, 2005, Carol L. Reid, Vice President, Corporate Controller and Principal Accounting Officer of Avid Technology, Inc. (the "Company"), informed the Company that she plans to retire from the Company effective
July 21, 2005. Ms. Reid has served as the Company's Vice President, Corporate Controller and Principal Accounting Officer since November 1998.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2005                         AVID TECHNOLOGY, INC.


                                            By:  /s/ Paul J. Milbury
                                                 ------------------
                                                 Paul J. Milbury
                                                 Vice President and Chief
                                                 Financial Officer
                                                 (Principal Financial Officer)


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